NUMBER

BKCC

COMMON STOCK

SHARES

BlackRock Kelso Capital Corporation

PAR VALUE $.001

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 092533 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

Fully Paid and Nonassessable shares of Common Stock of BlackRock Kelso Capital Corporation (the "Corporation")

transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

COUNTERSIGNED AND REGISTERED:
PFPC INC.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECRETARY

CHIEF EXECUTIVE OFFICER

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–..........................Custodian.........................
		(Cust) (Minor)
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act.. (State)

Additional abbreviations may also be used though not in the above list.

For Value Received _______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

____

____ *shares*

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________

X ____

X ____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.